                                                                    EXHIBIT 10.5
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                         NISSAN AUTO LEASE TRUST 2003-A,

                      NISSAN MOTOR ACCEPTANCE CORPORATION,
                            as Administrative Agent,

                           NISSAN AUTO LEASING LLC II,
                                 as Transferor,

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,
                              as Indenture Trustee

                         ------------------------------

                         TRUST ADMINISTRATION AGREEMENT

                          Dated as of October 29, 2003

                         ------------------------------

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

                                TABLE OF CONTENTS

                                                                                  PAGE
1.01     Capitalized Terms; Interpretive Provisions.............................    1

1.02     Duties of the Administrative Agent.....................................    1

1.03     Records................................................................    6

1.04     Compensation...........................................................    6

1.05     Additional Information to be Furnished to the Trust....................    6

1.06     Independence of the Administrative Agent...............................    6

1.07     No Joint Venture.......................................................    7

1.08     Other Activities of Administrative Agent...............................    7

1.09     Term of Agreement; Resignation and Removal of Administrative Agent.....    7

1.10     Action Upon Termination, Resignation or Removal........................    8

1.11     Notices................................................................    8

1.12     Amendments.............................................................    9

1.13     Successors and Assigns.................................................    9

1.14     Governing Law..........................................................    9

1.15     Headings...............................................................   10

1.16     Counterparts...........................................................   10

1.17     Severability...........................................................   10

1.18     Limitation of Liability of Owner Trustee and Indenture Trustee.........   10

1.19     Third-Party Beneficiary................................................   10

                         TRUST ADMINISTRATION AGREEMENT

         This Trust Administration Agreement (this "Agreement"), dated as of October 29, 2003, is among Nissan Auto Lease Trust 2003-A, a Delaware statutory trust (the "Trust"), Nissan Motor Acceptance Corporation, a California corporation ("NMAC"), as administrative agent (in such capacity, the "Administrative Agent"), Nissan Auto Leasing LLC II, a Delaware limited liability company ("NALL II"), as transferor (the "Transferor"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as indenture trustee (the "Indenture Trustee").

                                    RECITALS

         WHEREAS, the Trust was formed pursuant to a trust agreement, dated as of May 13, 2003, as amended and restated as of October 29, 2003 (the "Trust Agreement"), between the Transferor and Wilmington Trust Company, as trustee (the "Owner Trustee"); and

         WHEREAS, the parties desire to enter into this agreement to provide for, among other things, the Administrative Agent's provision of certain services to the Trust and the Owner Trustee.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1.01     Capitalized Terms; Interpretive Provisions.

         (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of October 29, 2003, by and among the Trust, as issuer (the "Issuer"), NILT Trust, a Delaware statutory trust, as grantor and initial beneficiary (in such capacity, the "Grantor" and the "UTI Beneficiary," respectively), Nissan-Infiniti LT, a Delaware statutory trust (the "Titling Trust"), NMAC, in its individual capacity, as Administrative Agent and as servicer (in such capacity, the "Servicer"), NALL II, NILT, Inc., a Delaware corporation, as trustee to the Titling Trust (the "Titling Trustee"), Wilmington Trust Company, as Owner Trustee and Delaware trustee (in such capacity, the "Delaware Trustee") and U.S. Bank, as Indenture Trustee and trust agent (in such capacity, the "Trust Agent").

         (b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as "herein", "hereof" and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) the term "include" and all variations thereof shall mean "include without limitation" and (iv) the term "or" shall include "and/or".

                                                  Trust Administration Agreement

                  1.02     Duties of the Administrative Agent.

         (a) The Administrative Agent agrees to perform all its duties as Administrative Agent and the duties of the Trust and the Owner Trustee under the Related Documents. In addition, the Administrative Agent shall consult with the Owner Trustee regarding the duties of the Trust or the Owner Trustee under the Related Documents. The Administrative Agent shall monitor the performance of the Trust and shall advise the Owner Trustee when action is necessary to comply with the respective duties of the Trust and the Owner Trustee under the Related Documents. The Administrative Agent shall prepare for execution by the Trust, or shall cause the preparation by other appropriate persons of, all such documents, reports, notices, filings, instruments, certificates and opinions that it shall be the duty of the Trust or the Owner Trustee to prepare, file or deliver pursuant to the Related Documents. In addition, the Administrative Agent or the Transferor shall execute and deliver any filings, certificates, affidavits or other instruments required under the Sarbanes-Oxley Act of 2002, to the extent permitted by applicable law. In furtherance of the foregoing, the Administrative Agent shall take (or, in the case of the immediately preceding sentence, cause to be taken) all appropriate action that the Trust or the Owner Trustee is required to take pursuant to the Indenture, including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to Sections of the Indenture):

                  (i) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

                  (ii) the preparation of or obtaining of the documents and instruments required for execution and authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

                  (iii) the maintenance of an office in the Borough of Manhattan, The City of New York, for registration of transfer or exchange of Notes (Section 3.02);

                  (iv) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                  (v) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                  (vi) the obtaining and preservation of the Trust's qualifications to do business (Section 3.04);

                  (vii) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as are necessary or advisable to protect the Owner Trust Estate (Section 3.05);

                  (viii) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, if requested, as to the Owner Trust Estate, and the annual

                                                  Trust Administration Agreement
delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

                  (ix) the identification to the Indenture Trustee in an Officer's Certificate of any Person with whom the Trust has contracted to perform its duties under the Indenture (Section 3.07(b));

                  (x) the notification of the Indenture Trustee and each Rating Agency of a Servicer Default under the Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the 2003-A SUBI Assets, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

                  (xi) the delivery of written notice to the Indenture Trustee and each Rating Agency of each Indenture Default (Section 3.11);

                  (xii) the delivery of prior written notice to each Rating Agency of the Issuer's consolidation or merger with or into any other Person (Section 3.15(a));

                  (xiii) the delivery of prior written notice to each Rating Agency of the Issuer's conveyance or transfer of any of its properties or assets to any Person (Section 3.15(b));

                  (xiv) the preparation and obtaining of documents and instruments required for the release of the Trust from its obligations under the Indenture (Section 4.01);

                  (xv) the monitoring of the Trust's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

                  (xvi) the preparation and delivery of notice to the Rating Agencies of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

                  (xvii) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of the Indenture Trustee or any co-trustee or separate trustee (Sections 6.08 and 6.10);

                  (xviii) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

                  (xix) the furnishing of certain reports with the Indenture Trustee (Section 7.03);

                  (xx) the taking of all other actions necessary with respect to the investment of funds in the Note Distribution Account (Sections
8.02 and 8.05);

                                                  Trust Administration Agreement

                  (xxi) the preparation of an Issuer Request for the release of the Owner Trust Estate (Section 8.06);

                  (xxii) the preparation of Issuer Requests and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.01 and 9.02);

                  (xxiii) the execution of new Notes conforming to any supplemental indenture (Section 9.05);

                  (xxiv) the duty to notify each Rating Agency of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

                  (xxv) the preparation and delivery of all Officer's Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Trust to the Indenture Trustee to take any action under the Indenture (Section 11.01(a), (b));

                  (xxvi) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the Lien of the Indenture (Section 11.01(b));

                  (xxvii) the notification of each Rating Agency, upon the failure of the Trust, the Owner Trustee or the Indenture Trustee to give such notification, of any information required pursuant to Section 11.04 of the Indenture (Section 11.04); and

                  (xxviii) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.11).

         (b)      The Administrative Agent shall:

                  (i) pay the Owner Trustee from time to time reasonable compensation for all services rendered by the Owner Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation for a trustee of an express trust); and

                  (ii) except as otherwise expressly provided in the Trust Agreement, reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

         (c)      In addition to the duties set forth in Sections 1.02(a) and
(b), the Administrative Agent shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Trust or the Owner Trustee, all such documents, notices, reports, filings, instruments, certificates and opinions that the Trust or the Owner

                                                  Trust Administration Agreement

Trustee is required to prepare, file or deliver pursuant to the Related Documents, and at the request of the Owner Trustee shall take all appropriate action that the Trust or the Owner Trustee is required to take pursuant to the Related Documents. Subject to Section 1.06, and in accordance with the directions of the Owner Trustee, the Administrative Agent shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrative Agent.

         (d) Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrative Agent shall be responsible for promptly notifying the Owner Trustee if any withholding tax is imposed on the Trust's payments (or allocations of income) to a Trust Certificateholder as contemplated in Section 5.02(d) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

         (e) Notwithstanding anything in this Agreement or the Related Documents to the contrary, the Administrative Agent shall be responsible for performance of the duties of the Owner Trustee set forth in Sections 5.03 and 9.01(c) of the Trust Agreement with respect to notifying the Trust Certificateholders of the Payment Date on which their Trust Certificates will be repaid and Section 5.04(a) of the Trust Agreement with respect to accounting and reports to Trust Certificateholders; provided, however, that the Owner Trustee shall retain responsibility for the distribution of the documentation necessary to enable each Trust Certificateholder to prepare its federal and state income tax returns.

         (f) The Administrative Agent shall satisfy its obligations with respect to clauses (d) and (e) above by retaining, at the expense of the Trust, payable by the Administrative Agent, Accountants acceptable to the Owner Trustee, which shall perform the obligations of the Administrative Agent thereunder.

         (g) The Administrative Agent shall perform any duties expressly required to be performed by the Administrative Agent under the Trust Agreement.

         (h) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrative Agent may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Trust and shall be, in the Administrative Agent's opinion, no less favorable to the Trust than would be available from unaffiliated parties.

         (i) With respect to matters that in the reasonable judgment of the Administrative Agent are non-ministerial, the Administrative Agent shall not take any action unless within a reasonable time before the taking of such action the Administrative Agent shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                  (i)      amendment of or any supplement to the Indenture;

                                                  Trust Administration Agreement

                  (ii) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust (other than in connection with the collection of the Leases);

                  (iii) the amendment, change or modification of the Related Documents;

                  (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrative Agents or successor Servicers, or the consent to the assignment by the Note Registrar, any Paying Agent or Indenture Trustee of its obligations under the Indenture;

                  (v)      the removal of the Indenture Trustee; and

                  (vi) the provision to the Rating Agencies copies of any amendment or supplement to the Interest Rate Cap Agreement and the notification of the Interest Rate Cap Counterparty of any proposed amendment or supplement to any of the Basic Documents.

Notwithstanding anything to the contrary in this Agreement, the Administrative Agent shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Related Documents, (ii) sell the Owner Trust Estate pursuant to Section 5.02 of the Indenture, (iii) take any other action that the Trust directs the Administrative Agent not to take on its behalf or (iv) take any other action which may be construed as having the effect of varying the investment of the Trust Certificateholders.

                  1.03 Records. The Administrative Agent shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Trust and the Transferor at any time during normal business hours.

                  1.04 Compensation. As compensation for the performance of the Administrative Agent's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrative Agent shall be entitled to an annual payment of compensation which shall be solely an obligation of the Servicer.

                  1.05 Additional Information to be Furnished to the Trust. The Administrative Agent shall furnish to the Trust from time to time such additional information regarding the Collateral as the Trust shall reasonably request.

                  1.06 Independence of the Administrative Agent. For all purposes of this Agreement, the Administrative Agent shall be an independent contractor and shall not be subject to the supervision of the Trust or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Trust, the Administrative Agent shall have no authority to act for or represent the Trust or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Trust or the Owner Trustee.

                                                  Trust Administration Agreement

                  1.07     No Joint Venture. Nothing contained in this Agreement
(i) shall constitute the Administrative Agent and either of the Trust or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

                  1.08 Other Activities of Administrative Agent. Nothing herein shall prevent the Administrative Agent or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrative Agent for any other Person or entity, even though such person or entity may engage in business activities similar to those of the Trust, the Owner Trustee or the Indenture Trustee.

                  1.09 Term of Agreement; Resignation and Removal of Administrative Agent. This Agreement shall continue in force until the dissolution of the Trust, upon which event this Agreement shall automatically terminate.

         (a) Subject to Section 1.09(e), the Administrative Agent may resign its duties hereunder by providing the Trust with at least 60 days' prior written notice.

         (b) Subject to Section 1.09(e), the Trust may remove the Administrative Agent without cause by providing the Administrative Agent with at least 60 days' prior written notice.

         (c) Subject to Section 1.09(e), at the sole option of the Trust, the Administrative Agent may be removed immediately upon written notice of termination from the Trust to the Administrative Agent if any of the following events shall occur:

                  (i) the Administrative Agent shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Trust);

                  (ii) the existence of any proceeding or action, or the entry of a decree or order for relief by a court or regulatory authority having jurisdiction over the Administrative Agent in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrative Agent or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Administrative Agent and the continuance of any such action, proceeding, decree or order unstayed and, in the case of any such order or decree, in effect for a period of 90 consecutive days; or

                  (iii) the commencement by the Administrative Agent of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or the consent by the Administrative Agent to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Administrative Agent or of any substantial part of its property or the making by the Administrative Agent of an assignment for the benefit of

                                                  Trust Administration Agreement
creditors or the failure by the Administrative Agent generally to pay its debts as such debts become due or the taking of corporate action by the Administrative Agent in furtherance of any of the foregoing.

         The Administrative Agent agrees that if any of the events specified in clauses (ii) or (iii) above shall occur, it shall give written notice thereof to the Trust and the Indenture Trustee within seven days after the occurrence of such event.

         (d) No resignation or removal of the Administrative Agent pursuant to this Section shall be effective until (i) a successor Administrative Agent shall have been appointed by the Trust and (ii) such successor Administrative Agent shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrative Agent is bound hereunder.

         (e) The appointment of any successor Administrative Agent shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.

         (f) Subject to Sections 1.09(d) and 1.09(e), the Administrative Agent acknowledges that upon the appointment of a successor Servicer pursuant to the Servicing Agreement, the Administrative Agent shall immediately resign and such successor Servicer shall automatically become the Administrative Agent under this Agreement; provided, however, that this paragraph shall not apply at such times as the Titling Trustee shall be the successor Servicer.

                  1.10 Action Upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to the first sentence of Section 1.09 or the resignation or removal of the Administrative Agent pursuant to Section 1.09(a), (b) or (c), respectively, the Administrative Agent shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrative Agent shall forthwith upon such termination pursuant to the first sentence of Section 1.09 deliver to the Trust all property and documents representing or relating to the Collateral then in the custody of the Administrative Agent. In the event of the resignation or removal of the Administrative Agent pursuant to Section 1.09(a), (b) or (c), respectively, the Administrative Agent shall cooperate with the Trust and take all reasonable steps requested to assist the Trust in making an orderly transfer of the duties of the Administrative Agent.

                  1.11 Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by telecopier, and addressed in each case as follows: (i) if to the Trust or the Administrative Agent, at 990 West 190th Street, Torrance, California 90502 (telecopier no. (310) 324-2542), Attention:
Treasurer; (ii) if to the Owner Trustee, at Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890 (telecopier no.
(302) 651-8882), Attention: Corporate Trust Administration]; (iii) if to the Indenture Trustee, at U.S. Bank National Association, Wrigley Building, 400 North Michigan Avenue, 2nd Floor, Chicago, Illinois 60601 (telecopier no. (312) 836-6701); (iv) if to Moody's, to Moody's Investors Service, 99 Church Street, New York, New York 10007 (telecopier no. (212) 553-7820), Attention: ABS Monitoring Group; (iv) if to Standard & Poor's, to Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55

                                                  Trust Administration Agreement

Water Street, New York, New York 10041 (telecopier no. (212) 208-0030),
Attention: Asset Backed Surveillance Group; (v) if to Fitch, Inc., to Fitch, Inc. One State Street Plaza, New York New York 10004, (telecopier no. (212) 480-4438), Attention: Romaana Zia, or (vi) at such other address as shall be designated by any of the foregoing in a written notice to the other parties hereto. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder.

                  1.12 Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the parties hereto, with the written consent of the Owner Trustee but without the consent of the Securityholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, that such amendment will not, in the Opinion of Counsel satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder or Trust Certificateholder. This Agreement may also be amended by the parties hereto with the written consent of the Owner Trustee and the holders of Notes evidencing at least a majority of the Outstanding Amount and the holders of Trust Certificates evidencing at least a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Securityholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the 2003-A Leases or distributions that are required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the holders of Notes and Trust Certificates which are required to consent to any such amendment, without the consent of the holders of all outstanding Notes and Trust Certificates. Notwithstanding the foregoing, the Administrative Agent may not amend this Agreement without the permission of the Transferor, which permission shall not be unreasonably withheld.

                  1.13 Successors and Assigns. This Agreement may not be assigned by the Administrative Agent unless such assignment is previously consented to in writing by the Trust and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrative Agent is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrative Agent without the consent of the Trust or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrative Agent; provided, that such successor organization executes and delivers to the Trust, the Owner Trustee and the Indenture Trustee an agreement, in form and substance reasonably satisfactory to the Owner Trustee and the Indenture Trustee, in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrative Agent is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

                  1.14 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law of the State of New York).

                                                  Trust Administration Agreement

                  1.15 Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  1.16 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  1.17 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  1.18 Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company in its capacity as Owner Trustee of the Trust and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Trust have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any duties or obligations of the Trust hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank as Indenture Trustee and in no event shall U.S. Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Trust hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Trust.

                  1.19 Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

                                                  Trust Administration Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    NISSAN AUTO LEASE TRUST 2003-A, as Trust

                                    By: Wilmington Trust Company,
                                        not in its individual capacity, but
                                        solely as Owner Trustee

                                        By:  /s/ Anita E. Dallago
                                             -----------------------------------
                                        Name: Anita E. Dallago
                                        Title: Senior Financial Services Officer

                                    NISSAN AUTO LEASING LLC II, as Transferor

                                    By: /s/ Joji Tagawa
                                        ----------------------------------------
                                        Name:  Joji Tagawa
                                        Title: Treasurer

                                    U.S. BANK NATIONAL ASSOCIATION, as
                                    Indenture Trustee

                                    By: /s/ Patricia M. Child
                                        ----------------------------------------
                                        Name: Patricia M. Child
                                        Title: Vice President

                                    NISSAN MOTOR ACCEPTANCE
                                    CORPORATION, as Administrative Agent

                                    By: /s/ Steven R. Lambert
                                        ----------------------------------------
                                        Name:  Steven R. Lambert
                                        Title: President

                                                  Trust Administration Agreement


                                      S-1